SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 31, 2008

000-24478 (Commission File No.)	38-3073622 (IRS Employer Identification No.)
DEARBORN BANCORP, INC.

(Exact name of registrant as specified in its charter)
1360 Porter Street, Dearborn, MI

(Address of Principal Executive Offices)
48124

(Zip Code)
(313) 565-5700

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On November 7, 2008, Dearborn Bancorp, Inc. (the “Company”) applied to participate in the United States Department of the Treasury’s TARP Capital Purchase Program under the Emergency Economic Stabilization Act of 2008. On December 19, 2008, the Company withdrew its application for the following reasons:
1)	Downward changes in the Prime Rate would require the capital acquired to be leveraged with loan growth and margins beyond realistic expectations;

2)	Further decline in our stock price since our application date would cause the warrants to be issued to double the dilution of existing shareholders; and

3)	Concerns about the ability of the U. S. Government to modify the agreements at a later date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc. (Registrant)
/s/ Jeffrey L. Karafa
Jeffrey L. Karafa
Treasurer and Chief Financial Officer

Date: December 31, 2008